                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 11, 1996


SUMMAGRAPHICS CORPORATION
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(Exact name of registrant as specified in its charter)



Delaware                         0-16071                          06-0888312
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(State or other              (Commission File                    (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)



8500 Cameron Road               Austin, TX                        78754-3999
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(Address of Principal                                              Zip Code
Executive Offices)

Registrant's telephone number, including area code: (512)873-1540



                                Not Applicable
                                --------------
NOT APPLICABLE
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(Former name or former address, if changes since last report)
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Item No. 5 - Other Events

     The registrant entered into a Plan of Reorganization and Agreement For the Exchange of Stock of CalComp, Inc. For Stock of Summagraphics Corporation (the "Agreement"), dated as of March 19, 1996, pursuant to which CalComp, Inc., a wholly owned subsidiary of Lockheed Martin Corporation, would merge with the Registrant.

     A copy of the Agreement and certain other documents were attached as Exhibits to the Registrant's Form 8-K dated March 19, 1996 (which was filed with the Commission) and are incorporated herein by reference.

     The Registrant entered into an Amendment of the Agreement dated as of April 30, 1996 which is attached hereto and incorporated herein by reference.

Item No. 7 - Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Exhibit 2 - Amendment Number 1 of Plan of Reorganization and Agreement for the Exchange of Stock of CalComp, Inc. For Stock of Summagraphics Corporation.



                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUMMAGRAPHICS CORPORATION


Dated:  May 11, 1996              By:  /s/ ROBERT B. SIMS
                                       ------------------------------------
                                               Robert B. Sims
                                               Senior Vice President
                                               Secretary and General Counsel